                                                                   EXHIBIT 10.25
                         LEVI STRAUSS ASSOCIATES INC.

                   DEFERRED COMPENSATION PLAN FOR EXECUTIVES

ARTICLE 1 - EFFECTIVE DATE
--------------------------

     The Levi Strauss Associates Inc. Deferred Compensation Plan for Executives (hereinafter the "Plan") is maintained by Levi Strauss Associates Inc. (the "Company") for the benefit of employees who are eligible pursuant to the terms of the Plan.. The Plan became effective upon approval of the Board of Directors of Levi Strauss & Co. in 1971. The Plan has been amended or restated from time to time.

ARTICLE 2 - ELIGIBILITY
-----------------------

     (1)  General Rule. Any employee of the Company or a participating domestic
          ------------
subsidiary (including a wholly-owned subsidiary of a wholly-owner subsidiary of the Company and Battery Street Enterprises, Inc. or any subsidiary thereof) (a "Participating Subsidiary"), who (i) is customarily employed 30 or more hours per week by the Company or such subsidiary, (ii) is employed with the United States or a designated participant in the Revised Home Office Pension Plan of Levi Strauss Associates Inc., and (iii) is compensated on a salary basis (hereinafter, the "Eligible Employee") shall be eligible to participate in the Plan during a calendar year; provided that, either (i) the grade for the employee is equivalent to Home Office grade 9 or above, or (ii) (except for purposes of current deferrals) the employee has an undistributed balance of Deferred Compensation (within the meaning of Articles 4 and 5). Notwithstanding the aforesaid, no employee shall be eligible to participate in the Plan if said employee has entered into an employment agreement with the Company or subsidiary thereof
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which precludes the employee from participating in a deferred compensation plan offered by the Company.

     (2)       Exclusions.  Notwithstanding the foregoing, an individual
               ----------
employed on a commission basis shall not be eligible to participate in the Plan.

ARTICLE 3- DEFINITION OF COMPENSATION
-------------------------------------

     For all purposes under the Plan: (a) "total compensation" shall mean base salary, but shall not include any payments under or contributions to the Company's Long Term Disability Plan or other group insurance or any employee benefit plan maintained by the Company; (b) "total bonuses" shall mean payments made under the Company's Management Incentive Plan (hereinafter "MIP") or under any regularly paid bonus program other than the Long Term Performance Plan, and any non-recurring special bonus which is designated as being part of "total bonuses" in writing by the Administrator (identified as set forth in Article 9 below); and (c) for individual on expatriate assignment, "total compensation" shall be defined as base salary adjusted by appropriate expatriate-related deductions and allowances as determined by the Administrator.

ARTICLE 4 - DEFERRED COMPENSATION
---------------------------------

     (a)       Total Compensation Eligible for Deferral.
               ----------------------------------------
          Election to Defer Compensation. (i) Any Eligible Employee may
          ------------------------------
elect that a portion not to exceed one-third (1/3) of his or her total compensation shall be payable only as Deferred Compensation under this Plan. Amounts of total compensation deferred by an Eligible Employee shall not be less than five percent (5%) of his or her total base salary.

          (ii) Total Bonuses Eligible for Deferral.  Any Eligible Employee may
               -----------------------------------
elect that a portion or all of his or her total bonuses shall be payable only as Deferred Compensation

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under this Plan. Amounts of total bonuses deferred by an Eligible Employee shall not be less than the greater of (i) $5,000 or (ii) five percent (5%) of his or her total bonuses.

          (iii) Time for Filing Elections.  Except as provided in paragraph
                -------------------------
(iv) below, a deferral election shall be made in writing to the Administrator
(A) in the case of base salary or non-recurring special bonuses or a regularly paid bonus program other than the MIP at least two weeks prior to the commencement of the first payroll period ending in the calendar year in which payment otherwise would have been made; or (B) in the case of amounts payable under MIP prior to May 15. All elections are irrevocable once the final date for elections has passed.

          (iv)  First Year of Employment. (A) An Eligible Employee may
                ------------------------
also make an election during the first year of employment with respect to his base salary for services performed after the effective day of the election. Such election shall be made in writing to the Administrator within 30 days after commencement of employment with the Company or a Participating Subsidiary and at least two weeks prior to commencement of the first payroll period with respect to which the election is to be effective, but no such election shall be permitted after November 15 of any calendar year.

                (B)  Newly Eligible Employee. An employee of the
                     -----------------------
Company or subsidiary thereof who becomes an Eligible Employee during any calendar year may make an election with respect to his or her base salary for services performed after the effective day of the election. Such election shall be made in writing to the Administrator within 30 days after the date as of which such employee becomes an Eligible Employee (or if the employee becomes an Eligible Employee in 1991 but before the effective date of this Section

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5(d)(ii), within 30 days after such effective date) and at least two weeks prior to commencement of the first payroll period with respect to which the election is to be effective, but no such election shall be permitted after November 15 of any calendar year.

     (a)       Additional Deferred Compensation. When an Eligible Employee
               --------------------------------
elects that a portion of his or her total compensation or total bonus for a calendar year shall be payable as Deferred Compensation under the Plan, there shall also be credited as Additional Deferred Compensation for such calendar year an amount equal to the difference between (a) the aggregate amount of contributions by the Company which would have been allocated in respect of such Eligible Employee under the Employee Investment Plan ("EIP") if such Eligible Employee has not made such election under this Plan and, (b) the actual aggregate amount of contributions by the Company so allocated in respect of such Eligible Employees for the EIP for such calendar year. The Additional Deferred Compensation determined pursuant to the preceding sentence shall be credited during the next following calendar year and shall coincide with the time that profit sharing allocations are made to participants in the EIP.

     (b)       Pension Make-Up Deferred Compensation. Further, there shall be
               -------------------------------------
payable to or in respect of an Eligible Employee the difference between (i) the amount of benefits which would have been payable to or in respect of the Eligible Employee under the Revised Home Office Pension Plan of Levi Strauss Associates Inc., or any successor defined benefit plan (the "HOPP"), the Levi Strauss Associates Inc. Excess Benefit Restoration Plan (the "Excess BRP") and the Levi Strauss Associates Inc. Supplemental Benefits Restoration Plan (the "Supplemental BRP") if not for the deferral of compensation under this Plan, and
(ii) the amount actually payable to or in respect of the Eligible Employee under the HOPP, the Excess BRP and the Supplemental BRP, such difference being referred to herein as "Pension Make-Up Deferred Compensation"; provided; however, that the Pension Make-Up Deferred

Compensation shall be vested only to the extent that such amounts would be vested under the HOPP, the Excess BRP and the Supplemental BRP, as applicable.

     (c) The Deferred Compensation of an Eligible Employee at any time shall include Deferred Compensation arising under prior provisions of the Plan.

     (d)       Effect on Other Plan. Compensation Deferred under this Plan shall
               --------------------
not be included in "covered compensation" for crediting benefits or contributions to any qualified retirement, profit-sharing, stock purchase plan, employee saving plan or employee stock ownership plan. Other benefit plans shall not be affected by deferral of compensation under this Plan.

ARTICLE 5 - CREDITING DEFERRED COMPENSATION
-------------------------------------------

     (a)       In General. The Deferred Compensation of an Eligible Employee
               ----------
will be credited with increases and, as appropriate, decreases to reflect the performance of the measurement standard offered by the Administrator pursuant to this Article 5 and selected by the Eligible Employee. If, with respect to all or a portion of his or her Deferred Compensation, an Eligible Employee fails to elect a measurement standard or if a measurement standard becomes unavailable under the Plan without an effective successor election by the eligible employee, such Deferred Compensation thereof shall be credited pursuant to Article 5(b)(1).

     (b)(1) Interest Measurement Standard. Interest shall be computed
            -----------------------------
monthly as of the last day of each calendar month on the undistributed balance of each Eligible Employee's Deferred Compensation at the end of such calendar month. For amounts deferred pursuant to an election prior to January 1, 1983, interest shall be computed at a monthly interest rate equal to the sum of (i) one-twelfth (1/12) of the annual reference rate charged for commercial loans, as most recently

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announced by Bank of America in San Francisco, California, effective as of the last day of the calendar month on which such interest in computed, plus (ii) one-twelfth (1/12) of two percent (2%) per annum; except that for any calendar year beginning prior to January 1, 1980, interest shall be credited in accordance with the procedures specified in the Plan as then in effect.

     Except as provided below, for amounts deferred pursuant to an election after January 1, 1983, interest shall be computed at a monthly interest rate equal to one-twelfth (1/12) of the annual reference rate charged for commercial loans, as most recently announced by Bank of America in San Francisco, California, effective as of the last day of the calendar month on which such interest is computed.

     For amounts deferred by an Eligible Employee whose grade is equivalent to Home Office grade 9 or above representing a 1985 bonus payable under the MIP or his or her total base salary for calendar year 1986, interest shall be computed at a monthly interest rate equal to one-twelfth (1/12) of (i) the annual rate charged for commercial loans to most credit-worthy customers, as most recently announced by Bank of America in San Francisco, California, effective as of the last day of the calendar month in which such interest is computed, plus (ii) two
                                                                   ----
percent (2%) for the period through December 31,1990, and thereafter such amount, if any, as the Board of Directors of the Company or its delegatee shall determine in its sole discretion.

     Such interest shall be credited to the account of each participating Eligible Employee on the books of the Company or Participating Subsidiary as of December 31 of such calendar year.

          (2)  Alternative Measurement Standards. The Administrator may
               ---------------------------------
from time to time offer one or more measurement standards in addition to the standard prescribed in Article 5(b)(1) above. Such alternative measurement standards offered by the Administrator may include standards which have different potential for risk and return, and could result in

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reductions in value of the Deferred Compensation of an Eligible Employee who
elects such standards. The availability of any such alternative measurement standard and the terms applicable to such standard (including, but not limited to, the method and frequency with which increases or decreases are reflected in the amount of Deferred Compensation) are solely in the discretion of the Administrator.

          (3)  Election of Standard.   The Administrator, in its discretion,
               --------------------
shall prescribe procedures participating Eligible Employees to elect and change measurement standards applicable to Deferred Compensation Accounts.

     (c) An Eligible Employee's Pension Make-Up Deferred Compensation shall not be credited with interest or otherwise available for additions or deletions pursuant to any measurement standard offered pursuant to
          Article 5(b).

ARTICLE 6 - PAYMENT OF DEFERRED COMPENSATION
--------------------------------------------

     All Deferred Compensation under the Plan shall be payable as follows:

     (a)     Termination for Any Reason Other Than Death or Involuntary
             ----------------------------------------------------------
          Discharge. In the event that the Eligible Employee's employment shall
          ---------
          be terminated by reason of disability, retirement, voluntary termination, layoff due to job elimination or job relocation or for any other reason other than his death or other involuntary discharge, the amount of his Deferred Compensation Plan shall be paid to him over a ten (10) year period in one hundred twenty (120) ratable monthly installments commencing on the first day of the calendar month following the later of the Eligible Employee's attainment of age seventy and one-half (70-1/2) or the date of the Eligible Employee's termination of employment. An Eligible Employee may, however, at the time he notifies the Administrator of his election to have a portion of his total compensation for a given calendar year payable as Deferred Compensation under the Plan:


          (i) Specify a date for either a lump sum payment of his or her Deferred Compensation or commencement of payment of his or her Deferred Compensation in ratable annual installments over a period longer than five (5) years, but not to exceed ten (10) years; and/or

          (ii) Specify that such monthly installments commence on other than the date of retirement but no later than his or her attainment of age seventy and one-half (70-1/2).

     (a)      Termination of Employment by Death.  In the event that the
              ----------------------------------
         Eligible Employee's employment is terminated by death, or in the event of an Eligible Employee's death after termination of employment, and payments have not commenced, the unpaid balance of his or her Deferred Compensation shall be paid to his or her Beneficiary over a ten (10) year period in one hundred and twenty (120) ratable month installments commencing on the first day of the calendar month following the later of (i) the month in which the Eligible Employee died, or (ii) the month in which the Eligible Employee would have attained age seventy and one-half (70-1/2); except that at the time an Eligible Employee notifies the Administrator of his or her election to have a portion of his total compensation for a given calendar year payable as Deferred Compensation under the Plan, such Eligible Employee may elect that such unpaid balance be paid in a lump sum at a designated time within five (5) year period following his or her death or in ratable monthly installments over a five (5) year period or a specified longer period not to exceed ten (10) years.

     (b)     Termination of Employment by Involuntary Discharge. In the event
             --------------------------------------------------
         that an Eligible Employee's employment is terminated by involuntary termination other than death, disability or layoff due to job elimination or job relocation, the amount of his or her Deferred Compensation shall be paid in a lump sum within thirty (30) days after his or her termination of employment.

     (c)     Change in Timing or Manner of Payment. With respect to Deferred
             -------------------------------------
         Compensation for which no effective elections as to time and method of payment has been filed,

          (i) the Eligible Employee or, in the case of death of the Eligible Employee prior to the commencement of payment of Deferred Compensation for any year, the Eligible Employee's Beneficiary, may file a request to accelerate payment of such Deferred Compensation. Such petition shall specify a date for lump sum payment or a period for payment which commences not later than the Eligible Employee's attainment of age seventy and one-half (70-1/2) or actual retirement, whichever is later, and ends no later than one hundred and twenty (120) months after the Eligible Employee would attain age seventy and one-half (70-1/2).

          (ii) The Eligible Employee or, in the case of the death of the Eligible Employee prior to the commencement of payment of Deferred Compensation for any year, the Eligible Employee's surviving spouse if such spouse is the Eligible Employee's Beneficiary, may file a request to have the Deferred Compensation applied towards the purchase of an annuity contract which satisfies the criteria set forth herein; provided that the amount of Deferred Compensation available for such purchase equals or exceeds $50,000. Such annuity contract shall be purchased with a single premium, owned by the Company, have an annuity starting date within one (1) year from the date of purchase and provide for substantially equal periodic payments during the annuity period. The petition for purchase of an annuity shall specify whether the annuity period is to be over the life of the Eligible Employee, the joint lives of the Eligible Employee and the Eligible Employee's spouse, or over the life of the Eligible Employee's spouse. The petition also shall specify an annuity starting date, which shall not be later than the later of the Eligible Employee's retirement date or the Eligible Employee's attainment of age seventy and one-half (70-1/2).

          (iii) A request filed by an Eligible Employee on an Eligible Employee's surviving spouse or Beneficiary under Section 6(d)(i) or (ii) shall be filed with Personnel Committee (the "Committee") of the Board of Directors of LSAI Holding Corp. ("Holdings"), and the disposition of such a request shall be determined by the Committee, or its delegate, in its sole discretion.

     (a)       In Service Payments. In the case of an Eligible Employee whose
               -------------------
         grade is equivalent to Home Office grade 9 or above, at the time he or she notifies the Administrator of his or her election to have amounts deferred representing a bonus payable under MIP for calendar year 1987 or later, in lieu of the provisions for payment of deferred compensation set forth Subsections (a),(b), (c) and (d) above, he or she may elect payment to be made as follows: Twenty percent (20%) of the MIP bonus to be paid as soon as practical after the amounts have been determined by the awarding company; thereafter in ratable annual installments in January of each of the following four years.

     (b)      Hardship.  Upon a showing of financial hardship, the
              --------
         Administrative Committee for the Retirement Plans of Levi Strauss Associates Inc., in its sole discretion, may direct the Company or Participating Subsidiary to pay an Eligible

         Employee (or, in the event of death, to an Eligible Employee's Beneficiary) in one lump sum a portion or all of the unpaid balance of such Eligible Employee's Deferred Compensation to the extent necessary to alleviate the hardship. For purposes of the Plan, a hardship shall include any need, circumstance or event which is considered a hardship under the then current provisions of the Employee Investment Plan of Levi Strauss Associates Inc. (whether or not the Eligible Employee participates in such plan) and such other needs, circumstances or events which the Administration, in its sole discretion, determines are consistent with the goals of the Company for the Plan and the requirements of administration of the Plan.

     In the event the Administrative Committee approves a hardship distribution to an Eligible Employee under this Section 6(f), deferrals of such Eligible Employee's total compensation automatically shall be cancelled for the remaining portion of the calendar year in which the Eligible Employee's request is filed with the Administrative Committee.

     (c)       Minimum Balance. Notwithstanding the foregoing, in the event that
               ---------------
         an Eligible Employee's employment is terminated for any reason and his or her aggregate undistributed balance of all Deferred Compensation Accounts under the Plan is $50,000 or less, without regard to any balance to which in-service payment has been elected on the last day of the full payroll period immediately prior to such termination of employment, the amount of his or her Deferred Compensation Accounts, without regard to any balance to which in-service payment has been elected, shall be paid in a lump sum within thirty (30) days after his or her termination of employment. Nothing herein shall require the payment of Deferred Compensation for which an election was made prior to January 1, 1983, and reaffirmed prior to June 15, 1985.

     (d)       Elections. An Eligible Employee who was employed by the Company
               ---------
          or a Participating Subsidiary on October 1, 1985, and who prior to October 1, 1985, filed with the Administrator a confirmation of each prior election, shall have his or her Deferred Compensation paid pursuant to such elections. Any Deferred Compensation with respect to any other participant in the Plan will be paid according to the participant's election or, if no election was made, according to the provisions of the Plan in effect at the time of deferral.

            (i) Notwithstanding any other provisions of this Plan to the contrary and subject to the following sentence, the vested Pension Make-Up Deferred Compensation shall be paid to the Eligible Employee, his or her surviving spouse or his beneficiary in the same time or times, in the same form and subject to the same form and subject to the same adjustments as his or her benefit under HOPP, the Excess BRP and the Supplemental BRP, as applicable; provided, that if the Pension Make-Up Deferred Compensation is attributable to two or more of such plans, then the time and form shall be determined separately for each of such components. The foregoing notwithstanding, if the Eligible Employee is not a participant in the Excess BRP or the Supplemental BRP and the present value of his or her vested Pension Make-Up Deferred Compensation is $50,000 or less, such present value shall be paid to the Eligible Employee or the Eligible Employee's Beneficiary in a lump sum, and such payment shall extinguish such Eligible Employee's or Beneficiary's right to Pension Make-Up Deferred Compensation with respect to employment prior to the date of such payment. For the purposes of the preceding sentence, the present value of the Pension Make-Up Deferred Compensation shall be determined by the Administrator in a uniform and nondiscriminatory manner.

     (i)  For purposes of this Plan:

          (i) the term "disability" shall have the same meaning as the term "Total and Permanent Disability" (or any successor term) under the Revised Home Office Pension Plan of the Company, or any successor thereto (the "HOPP");

          (ii) the term "retirement" shall mean the termination of employment with the Company or any subsidiary thereof with the right to an immediate benefit under (the "HOPP"), providing that an Eligible Employee who is not a participant in the HOPP at the time of his or her termination of employment shall be deemed to have incurred a retirement if the Eligible Employee would have been eligible for an immediate benefit under the HOPP if he or she had been participating in the HOPP at such time.

ARTICLE 7 - SOURCE OF PAYMENT
-----------------------------

     All payments of Deferred Compensation hereunder shall be paid in cash from the general funds of the Company or the Participating Subsidiary, whichever was the employer at the time of the deferral, and no special or separate fund shall, trust or account be established in the name of any Eligible Employee or beneficiary or other segregation of assets made to assure such payments; provided, however, that the Company or the Participating Subsidiary, as the case may be, may establish a bookkeeping reserve to meet its obligation hereunder. No sponsor of any financial entity which is utilized as a measurement standard, such as a designated mutual fund sponsor or bank, shall have any responsibility for payment of Deferred Compensation hereunder, and no Eligible Employee shall have an account with such a sponsor in connection with the Eligible Employee's participation in the Plan. Any account which the Company may, from time to time, establish with any financial entity which is utilized as a measurement standard under the Plan, and any increases to or distributions from such account, shall remain the property of the Company. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company or the Participating Subsidiary or the Administrator and any employee or other person. To the extent that any person acquires a right to receive payments from the Company or the Participating Subsidiary under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or the Participating Subsidiary.

ARTICLE 8 - DESIGNATION OF BENEFICIARIES
----------------------------------------

     (a)  Designation by Eligible Employee. Each Eligible Employee shall file
          --------------------------------
with the Administrator a written designation of one or more persons as the "Beneficiary" who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrator. The last such designation received by the Administrator shall be controlling; provided, however, that no designations, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b)  Lack of Designation. If no beneficiary designation is in effect at the
          -------------------
time of an Eligible Employee's death, if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, then the Eligible Employee's estate shall be the Beneficiary entitled to receive the amount. The Administrator may direct the Company or Participating Subsidiary to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Administrator may direct the Company or Participating Subsidiary to pay such amount into any court of appropriate jurisdiction, and such payment shall completely discharge the liability of the Plan, the Company and Participating Subsidiary therefor.

ARTICLE 9 - ADMINISTRATION OF PLAN
----------------------------------

     For purposes of this Plan, the "Administrator" shall be the Director of Employee Benefits or such other person as the Chief Executive Officer of the Company may designate from time to time. The Plan, except for Sections 6(d) and 6(f), shall be administrated by the Administrator, who shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof. The Administrator's interpretations and constructions of the Plan and actions thereunder shall, except as otherwise determined by the Board of Directors of the Company or the Personnel Committee thereof, be binding and conclusive on all person for all purposes. The Administrator's interpretations and constructions of the Plan and actions thereunder, except as otherwise determined by the Board of Directors of Holdings, the Committee or the Administrative Committee (for the purposes referenced in Section 6(f)), shall be binding and conclusive on all persons for all purposes.

ARTICLE 10 - AMENDMENT
----------------------

     The Plan may be amended, suspended or terminated, in whole or in part, by the Board of Directors of Holdings or the Committee, or the delegate of either, but no such action shall retroactively impair or otherwise adversely affect the rights of any person to Deferred Compensation under the Plan which has accrued prior to the date of such action, as determined by the Administrator.

ARTICLE 11 - GENERAL PROVISIONS
-------------------------------

     (a)       No Assignment.  The right of any Eligible Employee or other
               -------------
          person to the payment of Deferred Compensation under the Plan shall not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 8 with respect to designations of Beneficiaries hereunder or as may otherwise be required by law or in the final paragraph of this Section 11(a) with respect to domestic relations orders. If any person shall attempt to, or shall assign, transfer, pledge or encumber any amount payable hereunder, or if by reason of his or her bankruptcy or other event happening at any time any such payment would be made subject to his or her debts or liabilities or would otherwise devolve upon anyone else and not be enjoyed by him or her or his or her Beneficiary, the Administrator may, in its sole discretion, terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of such Person, his or her spouse, children or other dependents, or any other Persons deemed to be the natural objects of his or her bounty, or any of them, in such manner as the Administrator may deem proper.

      Any other provision of this Plan notwithstanding, an Eligible Employee's Deferred Compensation under the Plan shall be payable to any "alternate payee," as such person is defined in section 414(p)(8) of the Code, as provided in any domestic relations order with respect to the Plan which would constitute a qualified domestic relations order within the meaning of section 414(p)(1)(A) of the Code if the Plan were subject to section 414(p) of the Code. Determinations under this section (a), including but not limited to determination of whether an order would constitute a qualified domestic relations order, shall be made by the Administrator, or its designee, in its sole discretion. The rights of any alternate payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Administrator may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

     (b)       Incapacity. If the Administrator shall find that any person to
               ----------
          whom any payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is a minor, then any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative), in the sole discretion of the Administrator, may be paid to his or her spouse, a child, a parent, or a brother or sister, or any other person deemed by the Administrator to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Administrator may determine. Any such payment shall constitute a complete discharge of the liability of the Company or Participating Subsidiary under the Plan.

     (c)       Information Required. Each Eligible Employee shall provide the
               --------------------
          Administrator with such pertinent information concerning himself or herself and his or her Beneficiary relating to Plan administration or participation by the Eligible Employee as the Administrator may specify, and no Eligible Employee or Beneficiary or other person shall have any rights or be entitled to any benefits under the Plan unless such information is provided by or with respect to him or her.

     (d)       Election by Employee. All elections, designations, requests,
               --------------------
          notices, instructions and other communications from an Eligible Employee, Beneficiary or other person to the Administrator required or permitted under the Plan shall be in such form as is prescribed from time to time by the Administrator, shall be mailed by first-class mail, transmitted by facsimile or delivered to such location as shall be specified by the Administrator and shall be deemed to have been given and delivered only upon actual receipt thereof by the Administrator at such location.

     (e)       Notices by Company. All notices, statements, reports and other
               ------------------
          communications from the Administrator to any employee, Eligible Employee, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed first-class mail, postage prepaid and addressed to, such employee, Eligible Employee, Beneficiary or other person at his or her address last appearing on the records of the Company.

     (f)       No Employment Rights. Neither the Plan nor any action taken,
               --------------------
          hereunder shall be construed as giving to any employee the right to be retained in the employ of the Company or Participating Subsidiary or as affecting the right of the Company or Participating Subsidiary to dismiss any employee at any time, with or without cause.

     (g)       Captions. The caption preceding the sections and subsections
               --------
          hereof have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions thereof.

     (h)      Choice of Law.  The Plan and all rights thereunder shall be
              -------------
          governed by and construed in accordance with the law of the State of California.

                                   APPENDIX A
                       (EFFECTIVE AS OF MARCH 11, 1996)

1. The provisions of Section 4(a)(iii)(A) notwithstanding a deferral election with respect to compensation to be paid in calendar year 1996 may be made on or before December 26, 1995.

2. On or after March 12, 1996 and before March 30, 1996, an eligible employee who is an expatriate (as defined below) may make a deferral election, including an amendment of a deferral election previously submitted, with respect to compensation to be paid for services performed in pay periods commencing in 1996, but after March 31, 1996; provided, however, that any amendment of or substitution for a previously filed deferral election under this Appendix A cannot decrease the amount of compensation deferred pursuant to the previously filed election. For purposes of this Section 2 of Appendix A, an expatriate is an employee who is on an expatriate assignment outside of the United States.

                              LEVI STRAUSS & CO.
                    DEFERRED COMPENSATION PLAN FOR EXECUTIVES

                                 JANUARY 1998

                                   APPENDIX

          During the period from January 1, 1998 through February 13, 1998, any individual with Deferred Compensation credited to him or her under the Plan may, but is not required to, file with the Administrator a revised election with respect to the payment of such Deferred Compensation. However, any revised election must satisfy the following conditions:

1. The effective date for a revised election shall be twelve months after the date on which it is received by the Administrator;

2. No revised election shall require payments to be made as of any date prior to the effective date of the revised election not prevent any payment otherwise scheduled to be made as of any date prior to the effective date of the revised election;

3.   A revised election must be in a form prescribed by the Administrator;

4. A revised election must be received by the Administrator before February 14, 1998; and

5. A revised election shall be effective only for Deferred Compensation with respect to which an individual may make a distribution election under the Plan.

          Any distribution election made under provisions of the Plan other than a revised election made under this Appendix shall be effective except to the extent that such election is superseded by a revised election under this Appendix.